SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of report (Date of earliest event reported):  October 11, 2006


                          HOUSTON AMERICAN ENERGY CORP.
                      -----------------------------------
               (Exact name of registrant as specified in Charter)

            Delaware                      0-33027              76-0675953
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  (State or other jurisdiction          (Commission          (IRS Employer
 of incorporation or organization)       File No.)         Identification No.)

                          801 Travis Street, Suite 2020
                              Houston, Texas 77002
                     --------------------------------------
               (Address of Principal Executive Offices)(Zip Code)


                                  713-222-6966
                             ----------------------
                            (Issuer Telephone number)

       -----------------------------------------------------------------
         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01.     Other Events.

Houston American Energy Corp. (the "Company") provides the following updated information regarding the status of drilling on its Cabiona prospect in
Colombia:

On October 6, 2006 Hupecol LLC completed the Cabiona A4 well as an oil well in the objective C5 Sand after reaching total depth of 4523'. The well produced approximately 565 barrels of oil on test. The well was turned to production on October 9, 2006 and initial rates of production have varied from 800 to 1200 barrels per day of which approximately 60% to 80% was oil. The well is still cleaning up and, as such, a stable production rate is yet to be established. The drilling rig is currently moving to the Cabiona 8 with drilling to commence as soon as possible.

The Company holds, through its interest in Hupecol Dorotea and Cabiona LLC ("HDC LLC"), a 12.5% interest in the Cabiona concession. HDC LLC owns the Cabiona concession through a contract with the Colombian National Hydrocarbon Agency
(ANH) and Hupecol LLC is the operator of the Cabiona concession.

Hupecol LLC currently plans to drill 39 wells in Colombia by the end of 2007 utilizing the two drilling rigs currently under contract and engaged in actual drilling operations. Of these 39 wells, 23 wells are planned for contracts in which the Company owns a 12.5% Working Interest and 16 wells are planned for contracts in which the Company owns a 1.6% Working Interest.

The Company plans to update its Colombian activities in this same manner on a quarterly basis.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        HOUSTON AMERICAN ENERGY CORP.

Dated:  October 11, 2006
                                  By:   /s/ John Terwilliger
                                        --------------------------
                                        John Terwilliger,
                                        President and
                                        Chief Executive Officer


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